SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September  14,  2006

TOWER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	2-89573	25-1445946
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

Center Square, Greencastle, Pennsylvania	17225
(Address of principal executive offices)	(Zip Code)

(717) 597-2137
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TOWER BANCORP, INC.

CURRENT REPORT ON FORM 8-K

Item 8.01	Other Events

On September 13, 2006, the Board of Directors of Tower Bancorp, Inc. (“Corporation”) voted to authorize the Corporation to redeem or repurchase 100,000 shares of the Corporation’s common stock from specific shareholders or in the open market.

Item 9.01	Financial Statements and Exhibits.

Exhibits:

	99.1	Press Release dated September 14, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

TOWER BANCORP, INC.

Date: September 14, 2006	By:	/s/ FRANKLIN T. KLINK, III
		Name:	Franklin T. Klink, III
		Title:	Chief Financial Officer